Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Highwater Ethanol, LLC (the “Company”) for the year ended October 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Van Der Wal, Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy Van Der Wal
Timothy Van Der Wal, Treasurer
(Principal Financial and Accounting Officer)
Dated: January 29, 2009